UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: October 31, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE BOND FUND

FORM N-Q

OCTOBER 31, 2009

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited)	October 31, 2009

Face Amount	Security	Value
CORPORATE BONDS & NOTES - 28.5%
CONSUMER DISCRETIONARY - 1.3%
Media - 1.3%
	Comcast Corp.:
	Notes:
$170,000	6.500% due 1/15/15	$188,374
900,000	5.875% due 2/15/18	951,721
110,000	Senior Notes, 6.500% due 1/15/17	120,159
	News America Inc., Senior Notes:
40,000	6.200% due 12/15/34	39,378
30,000	6.650% due 11/15/37	31,434
290,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	360,281
	Time Warner Cable Inc.:
300,000	Debentures, 7.300% due 7/1/38	339,053
	Senior Notes:
720,000	8.750% due 2/14/19	889,533
330,000	8.250% due 4/1/19	397,638
	Time Warner Inc.:
25,000	Senior Debentures, 7.700% due 5/1/32	28,324
175,000	Senior Subordinated Notes, 6.875% due 5/1/12	192,602

	TOTAL CONSUMER DISCRETIONARY	3,538,497

CONSUMER STAPLES - 1.7%
Beverages - 0.8%
500,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 5.375% due 1/15/20 (a)	509,296
960,000	Diageo Capital PLC, Notes, 7.375% due 1/15/14	1,119,242
460,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	579,079

	Total Beverages	2,207,617

Food & Staples Retailing - 0.8%
250,000	CVS Caremark Corp., Senior Notes, 6.600% due 3/15/19	279,303
	CVS Pass-Through Trust, Secured Notes:
438,250	6.036% due 12/10/28	431,600
752,263	6.943% due 1/10/30	776,441
	Wal-Mart Stores Inc., Notes:
420,000	5.800% due 2/15/18	470,750
170,000	6.200% due 4/15/38	191,935

	Total Food & Staples Retailing	2,150,029

Tobacco - 0.1%
220,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	237,282

	TOTAL CONSUMER STAPLES	4,594,928

ENERGY - 4.5%
Energy Equipment & Services - 0.6%
610,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	741,276
30,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (a)	30,793
810,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	862,153

	Total Energy Equipment & Services	1,634,222

Oil, Gas & Consumable Fuels - 3.9%
5,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	5,534
450,000	Anadarko Petroleum Corp., Senior Notes, 8.700% due 3/15/19	551,828
870,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	961,052
30,000	Cenovus Energy Inc., Senior Notes, 6.750% due 11/15/39 (a)	32,886
10,000	Conoco Funding Co., Notes, 6.350% due 10/15/11	10,998
480,000	ConocoPhillips, Notes, 6.500% due 2/1/39	539,119
470,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	543,659
120,000	Gazprom, Loan Participation Notes, Senior Notes, 6.510% due 3/7/22 (a)	109,500

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Oil, Gas & Consumable Fuels - 3.9% (continued)
	Hess Corp., Notes:
$560,000	8.125% due 2/15/19	$680,929
90,000	7.875% due 10/1/29	106,347
565,000	7.300% due 8/15/31	643,441
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	324,874
10,000	6.950% due 7/1/24	10,610
820,000	7.875% due 9/15/31	930,173
	Kinder Morgan Energy Partners LP:
750,000	Medium-Term Notes, 6.950% due 1/15/38	806,021
	Senior Notes:
65,000	7.125% due 3/15/12	70,944
35,000	5.000% due 12/15/13	36,659
60,000	6.000% due 2/1/17	63,367
790,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	916,923
634,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	620,156
	Petrobras International Finance Co., Senior Notes:
130,000	6.125% due 10/6/16	138,450
245,000	5.750% due 1/20/20	245,490
	Williams Cos. Inc.:
160,000	Debentures, 7.500% due 1/15/31	165,845
	Notes:
290,000	7.875% due 9/1/21	317,063
645,000	8.750% due 3/15/32	750,332
300,000	Senior Notes, 7.750% due 6/15/31	314,161
	XTO Energy Inc., Senior Notes:
645,000	7.500% due 4/15/12	719,111
240,000	5.500% due 6/15/18	250,607

	Total Oil, Gas & Consumable Fuels	10,866,079

	TOTAL ENERGY	12,500,301

FINANCIALS - 15.0%
Capital Markets - 1.7%
730,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	799,148
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (b)(c)	22,462
	Goldman Sachs Group Inc.:
	Notes:
570,000	4.500% due 6/15/10	582,693
20,000	5.450% due 11/1/12	21,535
560,000	Senior Notes, 6.000% due 5/1/14	616,254
	Kaupthing Bank HF:
	Senior Notes:
1,030,000	5.750% due 10/4/11 (a)(d)(e)	236,900
360,000	7.625% due 2/28/15 (a)(d)(e)	82,800
440,000	Subordinated Notes, 7.125% due 5/19/16 (a)(d)(e)	264
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)(d)	13
	Lehman Brothers Holdings Inc.:
	Medium-Term Notes:
1,230,000	6.750% due 12/28/17 (d)	123
	Senior Notes:
45,000	5.250% due 2/6/12 (d)	7,313
190,000	6.200% due 9/26/14 (d)	30,875
1,460,000	Subordinated Notes, 6.500% due 7/19/17 (d)	146
1,090,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	1,175,499
	Morgan Stanley, Medium-Term Notes:

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Capital Markets - 1.7% (continued)
$110,000	5.625% due 1/9/12	$117,190
180,000	0.734% due 10/18/16 (b)	162,457
940,000	UBS AG Stamford CT, Medium-Term Notes, 5.750% due 4/25/18	960,249

	Total Capital Markets	4,815,921

Commercial Banks - 2.9%
880,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (b)(c)	618,200
510,000	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	544,391
	Commonwealth Bank of Australia, Senior Notes:
340,000	3.750% due 10/15/14 (a)	343,764
140,000	5.000% due 10/15/19 (a)	140,902
740,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19 (a)(b)(c)	780,931
	Glitnir Banki HF:
	Notes:
130,000	6.330% due 7/28/11 (a)(d)(e)	30,875
290,000	6.375% due 9/25/12 (a)(d)(e)	68,875
350,000	Subordinated Bonds, 7.451% due 9/14/16 (a)(b)(c)(d)(e)	210
420,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)(e)	252
130,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (a)(b)(c)	86,450
930,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(d)(e)	48,825
370,000	Lloyds TSB Bank PLC, Senior Notes, 2.800% due 4/2/12 (a)	379,873
260,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19 (a)(b)(c)	327,233
140,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (a)(b)(c)	123,336
	Royal Bank of Scotland Group PLC:
200,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (b)(c)	98,114
580,000	Senior Notes, 6.400% due 10/21/19	592,527
180,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (a)	178,200
350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(b)	310,742
200,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	118,134
690,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	489,490
1,420,000	Wachovia Capital Trust III, Junior Subordinated Bonds, 5.800% due 3/15/11 (b)(c)	1,030,210
	Wachovia Corp.:
620,000	Medium Term Notes, 5.500% due 5/1/13	664,696
170,000	Senior Notes, 5.750% due 6/15/17	177,557
640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	646,682
360,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	313,020

	Total Commercial Banks	8,113,489

Consumer Finance - 2.8%
300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	181,500
330,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)	292,050
	American Express Credit Corp.:
140,000	Medium-Term Notes, 5.875% due 5/2/13	150,368
1,010,000	Senior Notes, 5.125% due 8/25/14	1,065,171
180,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	125,445
	Ford Motor Credit Co.:
230,000	Bonds, 7.375% due 2/1/11	230,978
210,000	Senior Notes, 7.250% due 10/25/11	206,060
	GMAC LLC:
560,000	Notes, 2.200% due 12/19/12	568,077

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Consumer Finance - 2.8% (continued)
	Senior Notes:
$2,909,000	7.750% due 1/19/10 (a)	$2,916,273
332,000	7.500% due 12/31/13 (a)	310,420
286,000	Subordinated Notes, 8.000% due 12/31/18 (a)	237,380
225,000	HSBC Finance Corp., Notes, 4.125% due 11/16/09	225,232
	SLM Corp., Medium-Term Notes:
150,000	5.000% due 10/1/13	124,741
150,000	5.375% due 5/15/14	123,945
1,530,000	5.625% due 8/1/33	1,050,218

	Total Consumer Finance	7,807,858

Diversified Financial Services - 5.8%
280,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (a)(b)	113,400
387,833	Air 2 US, Notes, 8.027% due 10/1/19 (a)	327,719
370,000	Asian Development Bank, Notes, 2.750% due 5/21/14	374,842
470,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (b)(c)	423,273
200,000	Boeing Capital Corp., Senior Notes, 4.700% due 10/27/19	200,446
	Citigroup Funding Inc.:
640,000	2.125% due 7/12/12	649,771
630,000	Notes, 2.250% due 12/10/12	640,225
	Citigroup Inc.:
	Notes:
230,000	5.100% due 9/29/11	239,443
770,000	6.500% due 8/19/13	826,095
800,000	6.875% due 3/5/38	834,795
	Senior Notes:
120,000	6.375% due 8/12/14	127,436
240,000	5.500% due 10/15/14	246,398
850,000	Subordinated Notes, 5.000% due 9/15/14	838,993
	General Electric Capital Corp.:
1,320,000	Medium-Term Notes, 5.450% due 1/15/13	1,404,743
	Senior Notes:
1,890,000	2.125% due 12/21/12	1,914,243
460,000	6.875% due 1/10/39	497,330
970,000	Subordinated Debentures, 6.375% due 11/15/67 (b)	842,740
20,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)	9,600
	JPMorgan Chase & Co., Subordinated Notes:
300,000	5.125% due 9/15/14	317,846
160,000	5.150% due 10/1/15	169,167
1,930,000	6.125% due 6/27/17	2,081,022
590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds, 5.611% due 9/15/51 (a)	418,399
400,000	Merna Reinsurance Ltd., Subordinated Notes, 2.033% due 6/30/12 (a)(b)	393,000
100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(c)	92,508
730,000	Private Export Funding Corp., 3.550% due 4/15/13	771,178
930,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(c)	807,956
410,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18 (a)	417,175

	Total Diversified Financial Services	15,979,743

Insurance - 1.5%
	American International Group Inc.:
610,000	Junior Subordinated Debentures, 6.250% due 3/15/37	320,250
100,000	Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	75,449
20,000	ASIF Global Financing XIX, 4.900% due 1/17/13 (a)	18,182
645,000	Chubb Corp., Senior Notes, 5.750% due 5/15/18	703,322
1,625,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	1,432,031
1,460,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	1,315,873

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Insurance - 1.5% (continued)
$130,000	Willis North America Inc., Senior Notes, 5.625% due 7/15/15	$127,905

	Total Insurance	3,993,012

Thrifts & Mortgage Finance - 0.3%
	Countrywide Financial Corp.:
70,000	Medium-Term Notes, 5.800% due 6/7/12	74,516
600,000	Subordinated Notes, 6.250% due 5/15/16	608,845

	Total Thrifts & Mortgage Finance	683,361

	TOTAL FINANCIALS	41,393,384

HEALTH CARE - 0.6%
Health Care Providers & Services - 0.1%
	WellPoint Inc., Notes:
40,000	5.875% due 6/15/17	42,289
190,000	7.000% due 2/15/19	215,429

	Total Health Care Providers & Services	257,718

Pharmaceuticals — 0.5%
560,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	638,721
320,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19 (a)	357,626
420,000	Wyeth, Notes, 5.950% due 4/1/37	454,406

	Total Pharmaceuticals	1,450,753

	TOTAL HEALTH CARE	1,708,471

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
	Boeing Co., Senior Notes:
250,000	6.000% due 3/15/19	277,877
120,000	4.875% due 2/15/20	123,212

	Total Aerospace & Defense	401,089

Airlines - 0.2%
262,606	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	242,254
	JetBlue Airways Corp.:
224,668	1.258% due 8/15/16 (b)(f)	166,185
300,000	0.890% due 11/15/16 (b)	174,000

	Total Airlines	582,439

Commercial Services & Supplies - 0.3%
635,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	696,108

Industrial Conglomerates - 0.2%
	Tyco International Group SA:
40,000	Guaranteed Notes, 6.750% due 2/15/11	42,491
100,000	Notes, 6.000% due 11/15/13	109,462
75,000	Senior Notes, 6.375% due 10/15/11	81,046
210,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	240,571
20,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	20,222

	Total Industrial Conglomerates	493,792

	TOTAL INDUSTRIALS	2,173,428

MATERIALS - 0.8%
Chemicals - 0.1%
310,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	338,797

Metals & Mining - 0.6%
210,000	Barrick Gold Corp., Senior Notes, 6.950% due 4/1/19	240,135
670,000	BHP Billiton Finance USA Ltd., Senior Notes, 6.500% due 4/1/19	770,946
	Rio Tinto Finance USA Ltd.:

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Metals & Mining - 0.6% (continued)
$140,000	Notes, 6.500% due 7/15/18	$152,928
150,000	Senior Notes, 5.875% due 7/15/13	161,792
	Vale Overseas Ltd., Notes:
200,000	8.250% due 1/17/34	235,802
180,000	6.875% due 11/21/36	181,548

	Total Metals & Mining	1,743,151

Paper & Forest Products - 0.1%
245,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	256,883

	TOTAL MATERIALS	2,338,831

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.8%
90,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	111,063
450,000	AT&T Inc., Global Notes, 6.550% due 2/15/39	488,430
	BellSouth Corp., Notes:
10,000	4.750% due 11/15/12	10,718
370,000	6.875% due 10/15/31	401,541
100,000	British Telecommunications PLC, Senior Notes, 9.125% due 12/15/10	107,718
375,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	400,383
	Koninklijke KPN NV, Senior Notes:
80,000	8.000% due 10/1/10	84,803
500,000	8.375% due 10/1/30	636,068
90,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	97,162
320,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	332,082
	Telecom Italia Capital SA, Senior Notes:
70,000	4.950% due 9/30/14	72,731
380,000	6.999% due 6/4/18	418,070
	Verizon Communications Inc.:
730,000	Bonds, 6.900% due 4/15/38	827,714
190,000	Senior Notes, 8.950% due 3/1/39	258,840
	Verizon Global Funding Corp., Notes:
35,000	7.375% due 9/1/12	39,845
230,000	7.750% due 12/1/30	275,867
310,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	338,567

	Total Diversified Telecommunication Services	4,901,602

Wireless Telecommunication Services - 0.5%
200,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	207,021
190,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	251,227
	Sprint Capital Corp., Senior Notes:
940,000	8.375% due 3/15/12	956,450
30,000	8.750% due 3/15/32	26,100
70,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18 (a)	87,356

	Total Wireless Telecommunication Services	1,528,154

	TOTAL TELECOMMUNICATION SERVICES	6,429,756

UTILITIES - 1.5%
Electric Utilities - 1.0%
700,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	772,260
380,000	Exelon Corp., Bonds, 5.625% due 6/15/35	360,923
	FirstEnergy Corp., Notes:
16,000	6.450% due 11/15/11	17,301
905,000	7.375% due 11/15/31	1,007,164
	Pacific Gas & Electric Co.:
425,000	First Mortgage Bonds, 6.050% due 3/1/34	464,500
150,000	Senior Notes, 8.250% due 10/15/18	188,939

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Electric Utilities - 1.0% (continued)
$20,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	$21,250

	Total Electric Utilities	2,832,337

Independent Power Producers & Energy Traders - 0.2%
	TXU Corp., Senior Notes:
230,000	5.550% due 11/15/14	167,990
50,000	6.500% due 11/15/24	24,332
570,000	6.550% due 11/15/34	266,129

	Total Independent Power Producers & Energy Traders	458,451

Multi-Utilities - 0.3%
	Dominion Resources Inc.:
30,000	Notes, 4.750% due 12/15/10	31,013
645,000	Senior Notes, 5.700% due 9/17/12	705,821

	Total Multi-Utilities	736,834

	TOTAL UTILITIES	4,027,622

	TOTAL CORPORATE BONDS & NOTES (Cost - $84,127,547)	78,705,218

ASSET-BACKED SECURITIES - 2.0%
FINANCIALS - 2.0%
Automobiles - 0.2%
500,000	Hertz Vehicle Financing LLC, 5.290% due 3/25/16 (a)	504,221

Home Equity - 1.3%
20,241	ABFS Mortgage Loan Trust, 0.744% due 4/25/34 (a)(b)	16,368
220,035	ACE Securities Corp., 0.344% due 6/25/36 (b)	25,547
214,247	Argent Securities Inc., 0.354% due 5/25/36 (b)	161,136
519,187	Bear Stearns Asset-Backed Securities Trust, 0.574% due 12/25/44 (b)	467,216
1,050,000	Countrywide Asset-Backed Certificates, 5.669% due 5/25/36 (b)	431,482
37,721	Credit-Based Asset Servicing and Securitization LLC, 6.629% due 2/3/29 (a)(b)	18,861
	GMAC Mortgage Corp. Loan Trust:
416,089	0.994% due 2/25/31 (a)(b)	251,871
1,213,998	0.454% due 11/25/36 (b)	478,343
	Lehman XS Trust:
174,336	0.374% due 6/25/37 (b)	111,135
28,924	0.314% due 6/25/46 (b)	27,502
	Morgan Stanley Mortgage Loan Trust:
398,512	0.364% due 10/25/46 (b)	300,836
1,310,452	0.414% due 1/25/47 (b)	416,668
	RAAC Series:
214,691	0.514% due 5/25/36 (a)(b)	115,283
61,108	0.584% due 7/25/37 (a)(b)	60,470
1,009,178	0.594% due 2/25/46 (a)(b)	503,145
373,626	Terwin Mortgage Trust, 4.021% due 10/25/37 (a)(b)	75,627

	Total Home Equity	3,461,490

Student Loan - 0.5%
28,572	Brazos Higher Education Authority Inc., 0.315% due 9/26/16 (b)	28,439
1,098,668	Countrywide Asset-Backed Certificates, 0.584% due 9/25/35 (a)(b)	445,071
558,599	JPMorgan Mortgage Acquisition Corp., 0.434% due 5/25/35 (b)	486,984
24,112	MSCC HELOC Trust, 0.434% due 7/25/17 (b)	11,174
490,000	Nelnet Student Loan Trust, 1.762% due 4/25/24 (b)	512,493
29,595	Wachovia Asset Securitization Inc., 0.614% due 9/27/32 (b)	17,412

	Total Student Loan	1,501,573

	TOTAL ASSET-BACKED SECURITIES (Cost - $9,207,120)	5,467,284

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7%
$1,399,421	American Home Mortgage Assets, 0.456% due 10/25/46 (b)	$656,508
320,197	Banc of America Alternative Loan Trust, 5.900% due 10/25/36 (b)	314,252
	Banc of America Commercial Mortgage Inc.:
370,000	5.889% due 7/10/44 (b)	340,618
2,300,000	5.372% due 9/10/45 (b)	2,277,391
110,000	5.620% due 2/10/51	106,233
	Banc of America Funding Corp.:
191,258	2.903% due 6/20/35 (b)	88,257
233,594	5.791% due 10/25/36	227,072
1,228,271	3.951% due 9/20/46 (b)(f)	666,244
	Banc of America Mortgage Securities Inc.:
425,609	5.207% due 12/25/34 (b)	376,511
122,541	5.226% due 2/25/35 (b)	99,184
124,887	Bayview Financial Acquisition Trust, 0.874% due 5/28/44 (b)	97,733
120,000	Bear Stearns Commercial Mortgage Securities Inc., 5.405% due 12/11/40 (b)	119,591
	Countrywide Alternative Loan Trust:
63,870	4.250% due 3/25/34	60,563
431,588	0.634% due 10/25/34 (b)	244,830
184,385	0.504% due 7/25/35 (b)	102,079
188,744	0.594% due 9/25/35 (b)	102,505
923,758	0.514% due 1/25/36 (b)	503,285
1,364,579	0.455% due 5/20/46 (b)	657,743
2,183,615	0.434% due 7/25/46 (b)	1,050,705
881,355	0.434% due 8/25/46 (b)	451,562
1,674,524	1.751% due 11/25/46 (b)	564,931
1,667,359	0.374% due 3/25/47 (b)	802,407
	Countrywide Home Loan Mortgage Pass-Through Trust:
153,427	0.534% due 4/25/35 (b)	83,362
152,609	0.544% due 5/25/35 (b)	84,325
	Countrywide Home Loans:
97,236	0.544% due 3/25/35 (b)	56,724
145,715	3.611% due 4/25/35 (b)	39,838
1,191,810	0.644% due 9/25/35 (a)(b)	793,604
	Credit Suisse Mortgage Capital Certificates:
500,000	5.548% due 2/15/39 (b)	487,294
2,190,000	5.809% due 9/15/39 (b)	1,869,418
400,000	5.694% due 9/15/40 (b)	376,645
930,000	Deutsche Mortgage Securities Inc., 5.139% due 6/26/35 (a)(b)	615,762
310,488	Downey Savings & Loan Association Mortgage Loan Trust, 1.678% due 4/19/36 (b)	127,242
360,000	GE Capital Commercial Mortgage Corp., 5.334% due 11/10/45 (b)	354,531
	Greenpoint Mortgage Funding Trust:
126,684	0.464% due 6/25/45 (b)	67,140
44,547	0.504% due 10/25/45 (b)	23,496
1,249,194	0.324% due 2/25/47 (b)	811,954
200,000	GS Mortgage Securities Corp. II, 4.680% due 7/10/39	205,448
	GSMPS Mortgage Loan Trust:
320,675	0.594% due 1/25/35 (a)(b)	194,639
184,732	0.594% due 3/25/35 (a)(b)	130,120
	Harborview Mortgage Loan Trust:
146,965	0.585% due 6/20/35 (b)	102,172
634,587	0.455% due 11/19/36 (b)	356,296
1,847,975	0.395% due 3/19/38 (b)	942,792
232,021	3.323% due 6/19/45 (b)	117,857

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7% (continued)
$695,356	Homestar Mortgage Acceptance Corp., 0.694% due 7/25/34 (b)	$475,956
814,250	Indymac INDA Mortgage Loan Trust, 6.186% due 11/25/37 (b)	580,357
98,405	Indymac Index Mortgage Loan Trust, 5.099% due 9/25/35 (b)	76,713
	JPMorgan Chase Commercial Mortgage Securities Corp.:
100,000	5.280% due 1/12/43 (b)	100,720
1,520,000	5.420% due 5/15/49	1,335,145
1,820,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43	1,765,497
577,005	JPMorgan Mortgage Trust, 4.591% due 6/25/34 (b)	554,917
	LB-UBS Commercial Mortgage Trust:
200,000	4.664% due 7/15/30	205,163
140,000	4.739% due 7/15/30	137,996
600,000	5.347% due 11/15/38	577,036
	Lehman XS Trust:
149,848	0.544% due 12/25/35 (b)	40,962
1,121,615	0.504% due 2/25/46 (b)	587,202
478,306	Luminent Mortgage Trust, 0.484% due 4/25/36 (b)	239,795
861,805	Mach One Trust Commercial Mortgage Backed Securities, 1.273% due 5/28/40 (a)(b)(e)(f)	19,735
526,497	MASTR ARM Trust, 0.444% due 5/25/47 (b)	248,261
	MASTR Reperforming Loan Trust:
157,440	7.000% due 8/25/34 (a)	148,393
1,278,930	0.596% due 5/25/35 (a)(b)	886,633
92,573	Merrill Lynch Mortgage Investors Inc., 5.259% due 12/25/35 (b)	75,405
1,260,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (b)	1,034,548
	Morgan Stanley Capital I:
240,000	4.989% due 8/13/42	238,408
1,640,000	5.332% due 12/15/43	1,580,137
500,000	5.692% due 4/15/49 (b)	425,019
	Morgan Stanley Mortgage Loan Trust:
570,141	3.539% due 10/25/34 (b)	488,743
653,382	3.539% due 10/25/34 (b)	454,328
1,225,071	Mortgage IT Trust, 0.564% due 2/25/35 (b)	861,789
652,680	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	425,292
	Prime Mortgage Trust:
754,387	5.500% due 5/25/35 (a)	652,131
443,817	6.000% due 5/25/35 (a)	374,675
1,551,237	Residential Accredit Loans Inc., 0.404% due 1/25/37 (b)	811,991
	Structured Asset Mortgage Investments Inc.:
1,800,893	0.454% due 8/25/36 (b)	892,848
588,785	0.424% due 9/25/47 (b)	304,329
30,807	Structured Asset Securities Corp., 0.594% due 6/25/35 (b)	30,398
	Thornburg Mortgage Securities Trust:
215,476	6.186% due 9/25/37 (b)	181,910
211,406	6.200% due 9/25/37 (b)	175,173
	Washington Mutual Inc.:
930,000	5.232% due 1/25/36 (b)	742,683
133,754	0.474% due 4/25/45 (b)	97,526
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
641,761	5.499% due 9/25/36 (b)	496,310
1,147,225	5.564% due 12/25/36 (b)	826,334
112,499	0.514% due 7/25/45 (b)	82,207
396,856	0.564% due 8/25/45 (b)	286,477
205,543	0.534% due 10/25/45 (b)	151,930
239,917	0.534% due 12/25/45 (b)	144,364
571,936	1.741% due 5/25/47 (b)	134,462

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7% (continued)
$391,620	1.651% due 6/25/47 (b)	$226,048
37,546	Washington Mutual Inc., MSC Pass-Through Certificates, 7.000% due 3/25/34	36,877

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $54,619,546)	37,963,686

MORTGAGE-BACKED SECURITIES - 26.4%
FHLMC - 4.8%
	Federal Home Loan Mortgage Corp. (FHLMC):
113,266	5.000% due 12/1/34 (g)	117,777
739,752	5.277% due 1/1/36 (b)(g)	771,008
119,518	6.131% due 1/1/37 (b)(g)	127,861
484,403	5.852% due 2/1/37 (b)(g)	513,876
468,938	5.869% due 4/1/37 (b)(g)	499,021
2,397,586	5.557% due 1/1/38 (b)(g)	2,526,781
	Gold:
168,512	4.500% due 4/1/19 (g)	178,070
829,474	5.000% due 7/1/20-9/1/35 (g)	879,614
7,101,953	5.500% due 11/1/35-4/1/38 (g)	7,492,031

	TOTAL FHLMC	13,106,039

FNMA - 16.9%
	Federal National Mortgage Association (FNMA):
4,606,462	5.500% due 12/1/17-8/1/38 (g)	4,860,698
9,007,324	5.000% due 10/1/20-3/1/36 (g)	9,384,172
3,729,689	6.000% due 8/1/21-7/1/38 (g)	3,981,200
7,700,000	5.500% due 11/17/24 (g)(h)	8,184,861
100,000	6.000% due 11/17/24 (g)(h)	107,109
67,062	4.500% due 9/1/35 (g)	68,247
4,501,710	6.500% due 1/1/36-10/1/37 (g)	4,841,619
1,208,519	3.868% due 9/1/36 (b)(g)	1,244,435
95,457	5.010% due 12/1/36 (b)(g)	99,336
13,400,000	5.000% due 11/12/39 (g)(h)	13,892,035

	TOTAL FNMA	46,663,712

GNMA - 4.7%
	Government National Mortgage Association (GNMA):
203,732	6.000% due 11/15/28-12/15/33	218,638
145,370	6.500% due 2/15/32	156,646
535,347	5.000% due 8/15/33-5/15/34	560,428
300,000	5.000% due 11/19/39 (h)	311,672
1,700,000	5.500% due 11/19/39 (h)	1,795,081
7,700,000	6.000% due 11/19/39 (h)	8,184,254
	Government National Mortgage Association (GNMA) I:
212,949	6.000% due 3/15/33	228,611
50,088	5.000% due 9/15/33	52,461
1,487,383	5.500% due 2/15/35	1,577,067

	TOTAL GNMA	13,084,858

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $70,307,455)	72,854,609

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
MUNICIPAL BONDS - 0.1%
California - 0.1%
$280,000	California State, GO, Build America Bonds, 7.300% due 10/1/39	$282,607

Oregon - 0.0%
100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27	101,579

	TOTAL MUNICIPAL BONDS (Cost - $388,205)	384,186

SOVEREIGN BONDS - 0.3%
Mexico - 0.1%
	United Mexican States, Medium-Term Notes:
4,000	5.625% due 1/15/17	4,170
319,000	6.750% due 9/27/34	347,710

	Total Mexico	351,880

Russia - 0.2%
441,800	Russian Federation, 7.500% due 3/31/30 (a)	495,965

	TOTAL SOVEREIGN BONDS (Cost - $827,983)	847,845

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.8%
U.S. Government Agencies - 10.7%
900,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (a)	978,377
	Federal Home Loan Bank (FHLB):
10,000,000	0.245% due 11/20/09 (b)	10,000,470
7,895,000	Bonds, 4.000% due 11/13/09	7,904,048
	Global Bonds:
500,000	1.625% due 7/27/11	506,014
380,000	1.750% due 8/22/12	382,782
	Federal Home Loan Mortgage Corp. (FHLMC):
690,000	5.300% due 5/12/20 (g)	699,007
490,000	Senior Notes, 3.000% due 7/28/14 (g)	501,615
	Federal National Mortgage Association (FNMA):
110,000	6.000% due 4/18/36 (g)	113,453
210,000	STRIPS, zero coupon bond to yield 8.014% due 2/1/19 (g)	131,900
1,070,000	Subordinated Debentures, zero coupon bond to yield 6.173% due 10/9/19 (g)	602,357
	Subordinated Notes:
1,190,000	6.250% due 2/1/11 (g)	1,257,794
730,000	5.250% due 8/1/12 (g)	781,237
670,000	4.625% due 5/1/13 (g)	707,823
	Financing Corp. (FICO) Strip:
410,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	281,864
	Debentures:
120,000	Zero coupon bond to yield 4.448% due 2/8/18	86,218
440,000	Zero coupon bond to yield 4.470% due 5/11/18	312,523
340,000	Zero coupon bond to yield 4.558% due 8/3/18	237,817
190,000	Zero coupon bond to yield 4.558% due 8/3/18	132,898
180,000	Zero coupon bond to yield 4.558% due 8/3/18	125,903
2,360,000	Zero coupon bond to yield 5.192% due 3/7/19	1,592,436
60,000	Zero coupon bond to yield 4.727% due 6/6/19	39,959
	Notes:
350,000	Zero coupon bond to yield 4.469% due 4/6/18	249,678
420,000	Zero coupon bond to yield 4.558% due 8/3/18	293,774
930,000	Zero coupon bond to yield 5.280% due 9/26/19	608,595
	Tennessee Valley Authority:
270,000	5.250% due 9/15/39	277,461
780,000	Bonds, 5.980% due 4/1/36	875,398

	Total U.S. Government Agencies	29,681,401

U.S. Government Obligations - 16.1%
	U.S. Treasury Bonds:
100,000	8.750% due 5/15/17	137,953

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
U.S. Government Obligations - 16.1% (continued)
$20,000	3.500% due 2/15/39	$17,538
3,000,000	4.250% due 5/15/39	3,007,971
1,940,000	4.500% due 8/15/39	2,027,302
	U.S. Treasury Notes:
26,370,000	2.375% due 9/30/14	26,483,206
150,000	3.000% due 9/30/16	150,445
3,840,000	3.125% due 10/31/16	3,874,187
620,000	4.750% due 8/15/17	689,411
920,000	2.750% due 2/15/19	874,576
814,000	3.125% due 5/15/19	796,830
3,680,000	3.625% due 8/15/19	3,751,878
	U.S. Treasury Strip Principal (STRIPS):
550,000	zero coupon bond to yield 3.500% due 5/15/18	410,936
2,470,000	Zero coupon bond to yield 5.470% due 11/15/21	1,514,224
1,720,000	Zero coupon bond to yield 3.890% due 5/15/30	693,131

	Total U.S. Government Obligations	44,429,588

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $73,443,840)	74,110,989

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.0%
	U.S. Treasury Bonds, Inflation Indexed:
589,690	2.375% due 1/15/25	628,066
565,474	2.000% due 1/15/26	571,747
1,262,907	2.375% due 1/15/27	1,338,287
2,081,105	1.750% due 1/15/28 (i)	2,007,942
643,379	2.500% due 1/15/29	693,945
1,129,103	3.875% due 4/15/29	1,458,747
	U.S. Treasury Notes, Inflation Indexed:
17,522	2.000% due 1/15/14	18,415
515,264	2.000% due 7/15/14	544,127
994,708	1.625% due 1/15/15	1,029,756

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $7,879,386)	8,291,032

Shares
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
1	Federal National Mortgage Association (FNMA), 5.375% (g)* (Cost - $95,000)	3,500

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
513	Preferred Blocker Inc., 7.000% (a)	313,299

Thrifts & Mortgage Finance - 0.0%
34,700	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)(g)*	38,170
1,100	Federal National Mortgage Association (FNMA), 7.000% (b)(g)*	2,145
25,025	Federal National Mortgage Association (FNMA), 8.250% (g)*	28,779

	Total Thrifts & Mortgage Finance	69,094

	TOTAL PREFERRED STOCKS (Cost - $1,654,245)	382,393

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Contracts	Security	Value
PURCHASED OPTIONS - 0.0%
34	Eurodollar Futures, Put @ $99.50, Expires 12/14/09	$1,275
36	Eurodollar Mid Curve 1-Year Futures, Put @ $98.00, expires 12/11/09	5,400
22	U.S. Treasury 10-Year Notes Futures, Call @ $120.00, expires 11/20/09	5,156
35	U.S. Treasury 10-Year Notes Futures, Put @ $116.00, expires 11/20/09	7,110
48	U.S. Treasury 10-Year Notes Futures, Put @ $117.00, expires 11/20/09	16,500

	TOTAL PURCHASED OPTIONS (Cost - $113,234)	35,441

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $302,663,561)	279,046,183

Face Amount
SHORT-TERM INVESTMENTS - 11.2%
U.S. Government Obligation - 7.2%
$20,000,000	U.S. Treasury Bills, 0.222% due 6/10/10 (j) (Cost - $19,972,867)	19,976,780

Repurchase Agreement - 4.0%
10,889,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity - $10,889,045; (Fully collateralized by U.S. government agency obligations, 2.370% to 2.970% due 4/8/13 to 9/3/13; Market value - $11,184,943) (Cost - $10,889,000)	10,889,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $30,861,867)	30,865,780

	TOTAL INVESTMENTS - 112.1% (Cost - $333,525,428#)	309,911,963
	Liabilities in Excess of Other Assets - (12.1)%	(33,352,700)

	TOTAL NET ASSETS - 100.0%	$276,559,263

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of October 31, 2009.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HELOC	— Home Equity Line of Credit
MASTR	— Mortgage Asset Securitization Transactions Inc.
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
36	90-Day Eurodollar Futures, Put	12/11/09	$97.63	$2,250
15	Eurodollar Futures, Call	3/15/10	99.38	8,625
24	Eurodollar Futures, Call	3/15/10	99.00	32,850
14	Eurodollar Futures, Call	9/13/10	98.75	15,879
34	Eurodollar Futures, Put	12/14/09	99.25	637
10	Eurodollar Futures, Put	3/15/10	98.88	1,062
14	Eurodollar Futures, Put	3/15/10	98.75	1,225
30	Eurodollar Futures, Put	3/15/10	99.38	8,250
14	Eurodollar Futures, Put	9/13/10	98.75	13,605
8	U.S. Treasury 5-Year Notes Futures, Put	11/20/09	116.50	4,500
24	U.S. Treasury 5-Year Notes Futures, Put	11/20/09	115.50	5,438
22	U.S. Treasury 10-Year Notes Futures, Call	11/20/09	117.00	33,688
21	U.S. Treasury 10-Year Notes Futures, Put	11/20/09	112.00	328
70	U.S. Treasury 10-Year Notes Futures, Put	11/20/09	114.50	5,469
36	U.S. Treasury 10-Year Notes Futures, Put	11/20/09	118.00	23,063
15	U.S. Treasury Bonds Futures, Put	11/20/09	114.00	2,109

Notional Par			Strike Rate
4,020,000	Credit default swaption with Barclays Capital Inc. to buy protection, Call	11/12/09	4.09	177,077
1,260,000	Credit default swaption with Barclays Capital Inc. to buy protection, Call	9/1/14	4.70	56,386
4,020,000	Credit default swaption with Barclays Capital Inc. to sell protection, Put	11/12/09	4.09	1,428
1,260,000	Credit default swaption with Barclays Capital Inc. to sell protection, Put	9/1/14	4.70	54,000
4,160,000	Credit default swaption with Credit Suisse First Boston Inc. to buy protection, Call	8/29/14	4.70	186,208
4,160,000	Credit default swaption with Credit Suisse First Boston Inc. to sell protection, Put	8/27/14	4.70	178,179

	Total Written Options (Premiums received - $939,367)			$812,256

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Bond Fund (formerly known as Legg Mason Partners Core Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of the business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Corporate bonds & notes	—	$78,705,218	—	$78,705,218
Asset-backed securities	—	5,467,284	—	5,467,284
Collateralized mortgage obligations	—	37,963,686	—	37,963,686
Mortgage backed securities	—	72,854,609	—	72,854,609
Municipal bonds	—	384,186	—	384,186
Sovereign bonds	—	847,845	—	847,845
U.S. government & agency obligations	—	74,110,989	—	74,110,989
U.S. treasury inflation protected securities	—	8,291,032	—	8,291,032

Notes to Schedule of Investment (unaudited) (continued)

Convertible preferred stocks	—	3,500	—	3,500
Preferred stocks	$69,094	313,299	—	382,393
Purchased options	35,441	—	—	35,441

Total long-term investments	104,535	278,941,648	—	279,046,183

Short-term investments†	—	30,865,780	—	30,865,780

Total investments	104,535	309,807,428	—	309,911,963

Other financial instruments:
Written options	(158,978)	(653,278)	—	(812,256)
Future contracts purchased	1,294,183	—	—	1,294,183
Future contracts written	(530,924)	—	—	(530,924)
Interest rate swaps‡	—	169,179	—	169,179
Credit default swaps on credit indices – sell‡	—	(215,599)	—	(215,599)
Credit default swaps on credit indices – buy‡	—	1,796,910	—	1,796,910

Total other financial instruments	604,281	1,097,212	—	1,701,493

Total	$708,816	$310,904,640	—	$311,613,456

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	Collateralized Mortgage Obligations
Balance as of July 31, 2009	$229,342
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)(1)	45,240
Net purchases (sales)	(17,220)
Net transfers in and/or out of Level 3	$(257,362)

Balance as of October 31, 2009	—

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009	—

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investment (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities.

Notes to Schedule of Investment (unaudited) (continued)

However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap Agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investment (unaudited) (continued)

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $450,215. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these all swaps was $1,100,000. If a defined credit event had occurred as of October 31, 2009, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $13,200,839 less the value of the contracts’ related reference obligations.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of October 31, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.28063%.

(j) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(k) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities, which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(l) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

Notes to Schedule of Investment (unaudited) (continued)

significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m)	Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,929,542
Gross unrealized depreciation	(32,543,007)

Net unrealized depreciation	$(23,613,465)

At October 31, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90 Day Eurodollar	14	12/09	$3,451,995	$3,488,800	$36,805
90 Day Eurodollar	178	3/10	43,999,138	44,275,275	276,137
90 Day Eurodollar	24	6/10	5,915,070	5,952,300	37,230
90 Day Eurodollar	12	9/10	2,948,356	2,965,500	17,144
U.S. Treasury 30-Year Bonds	22	12/09	2,611,704	2,643,437	31,733
U.S. Treasury 2-Year Notes	143	12/09	30,861,481	31,118,141	256,660
U.S. Treasury 5-Year Notes	282	12/09	32,201,307	32,839,781	638,474

					1,294,183

Contracts to Sell:
U.S. Treasury 10-Year Notes	246	12/09	$28,646,982	$29,177,906	(530,924)

Net unrealized gain on open futures contracts					$763,259

During the period ended October 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2009	316	$261,667
Options written	18,880,507	1,013,809
Options closed	(143)	(119,022)
Options expired	(293)	(217,087)

Written options, outstanding October 31, 2009	18,880,387	$939,367

At October 31, 2009, the Fund held TBA securities with a total cost of $32,283,977.

At October 31, 2009, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps:
Morgan Stanley & Co Inc.	$2,410,000	9/16/19	3.250% semi annually	3-Months LIBOR	$(32,214)	$93,159
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Months LIBOR	(27,071)	81,188
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Months LIBOR	(29,715)	83,832

Net unrealized appreciation on open swap contracts						$258,179

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investment (unaudited) (continued)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America Crossover Index)	$9,183,365	6/20/13	3.500% quarterly	$(102,814)	$(275,100)	$172,286

Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	717,474	7/25/45	0.180% monthly	(141,701)	(44,517)	(97,184)

Credit Suisse First Boston Inc. (CMBX)	1,000,000	8/17/50	0.080% monthly	(205,700)	(325,684)	119,984
JPMorgan Securities Inc. (CMBX)	1,500,000	3/22/45	0.100% monthly	146,250	147,906	(1,656)
Morgan Stanley & Co Inc. (DOW Jones CDX Crossover Index)	800,000	6/20/14	5.000% quarterly	88,366	23,405	64,961

Net unrealized appreciation on sales of credit default swaps on credit indices						$258,391

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Citigroup Global Markets Inc. (CMBX)	$300,000	8/17/50	0.080% quarterly	$61,710	$63,823	$(2,113)

Credit Suisse First Boston Inc. (CMBX )	1,400,000	3/22/47	0.960% monthly	749,000	295,147	453,853

Credit Suisse First Boston Inc. (CMBX )	1,000,000	3/22/47	0.350% monthly	223,000	332,122	(109,122)

Credit Suisse First Boston Inc. (CMBX )	1,000,000	8/17/50	0.080% monthly	205,700	328,290	(122,590)

Credit Suisse First Boston Inc. (CMBX )	2,500,000	8/17/50	0.350% monthly	557,500	831,642	(274,142)

Net unrealized depreciation on buys of credit default swaps on credit indices						$(54,114)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure at October 31, 2009.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$1,294,183	$(530,924)	$(812,256)	$169,179	$120,182
Credit Contracts	—	—	—	1,581,311	1,581,311

Total	$1,294,183	$(530,924)	$(812,256)	$1,750,490	$1,701,493

Notes to Schedule of Investment (unaudited) (continued)

The Fund had average market values of $639,583, $151,895,157 and $29,608,981 in written options, futures contracts (to buy) and futures contracts (to sell), respectively, average notional balances in interest rate swap contracts of $8,815,000 and average notional balances of $9,875,000 and $11,716,614 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 22, 2009

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: December 22, 2009